Exhibit 10.27

AMENDMENT TO DEMAND NOTE

THIS AMENDMENT TO DEMAND NOTE (this “Amendment”) is by and between NEVILLE HOGAN (the “Lender”) and INTERACTIVE MOTION TECHNOLOGIES INC., a Massachusetts corporation (the “Borrower”).

WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof, Bionik Laboratories Corp., a Delaware corporation (“Bionik”) shall acquire the Borrower pursuant to the terms thereof; and

WHEREAS, as a condition precedent to Bionik acquiring the Borrower, Bionik required that the Borrower and the Lender enter into and be bound by the terms of this Amendment.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the Lender and the Borrower agree that the Demand Note in the principal amount of $25,000 dated December 13, 2011 (the “Note”) shall hereby be amended as follows:

1.          Interest Rate. The interest rate as provided in the Note shall continue in accordance with the Note until December 31, 2015. Effective as of January 1, 2016, the interest rate shall be amended to be the Prime Rate as published from time to time in the “Money Rates” section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference agreed upon in good faith by the Lender and the Borrower.

2.          Maturity Date. Notwithstanding the demand feature of the Note, in no event shall the Note be due or payable, and the Lender shall not make any demand of any principal or accrued and unpaid interest, until the earlier of: (a) December 31, 2017 and (b) the date Bionik raises new capital exceeding $15 million in cash, or earlier in the discretion of the Borrower.

3.          Part of Note. The Borrower is authorized to affix a copy of this Amendment to the Note.

4.          Ratification and Confirmation. Except as expressly amended hereby, the Note shall remain in full force and effect and is hereby ratified and affirmed. Nothing herein contained or implied shall be construed as a waiver of any other provision of the Note or any other document executed in connection with the Note or a waiver of any presently existing or future default in the non-payment of principal and/or interest or any other amounts due under the Note.

IN WITNESS WHEREOF, the Lender and the Borrower have executed this Amendment as of March 1, 2016.

BORROWER:		LENDER:

Interactive Motion Technologies Inc.

By:	/s/ Jules M. Fried	/s/ Neville Hogan
Name:	Jules M. Fried	Neville Hogan
Title:	CEO

AMENDMENT TO DEMAND NOTE

THIS AMENDMENT TO DEMAND NOTE (this “Amendment”) is by and between NEVILLE HOGAN (the “Lender”) and INTERACTIVE MOTION TECHNOLOGIES INC., a Massachusetts corporation (the “Borrower”).

WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof, Bionik Laboratories Corp., a Delaware corporation (“Bionik”) shall acquire the Borrower pursuant to the terms thereof; and

WHEREAS, as a condition precedent to Bionik acquiring the Borrower, Bionik required that the Borrower and the Lender enter into and be bound by the terms of this Amendment.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the Lender and the Borrower agree that the Demand Note in the principal amount of $25,000 dated January 25, 2013 (the “Note”) shall hereby be amended as follows:

1.          Interest Rate. The interest rate as provided in the Note shall continue in accordance with the Note until December 31, 2015. Effective as of January 1, 2016, the interest rate shall be amended to be the Prime Rate as published from time to time in the “Money Rates” section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference agreed upon in good faith by the Lender and the Borrower.

2.          Maturity Date. Notwithstanding the demand feature of the Note, in no event shall the Note be due or payable, and the Lender shall not make any demand of any principal or accrued and unpaid interest, until the earlier of: (a) December 31, 2017 and (b) the date Bionik raises new capital exceeding $15 million in cash, or earlier in the discretion of the Borrower.

3.          Part of Note. The Borrower is authorized to affix a copy of this Amendment to the Note.

4.          Ratification and Confirmation. Except as expressly amended hereby, the Note shall remain in full force and effect and is hereby ratified and affirmed. Nothing herein contained or implied shall be construed as a waiver of any other provision of the Note or any other document executed in connection with the Note or a waiver of any presently existing or future default in the non-payment of principal and/or interest or any other amounts due under the Note.

IN WITNESS WHEREOF, the Lender and the Borrower have executed this Amendment as of March 1, 2016.

BORROWER:		LENDER:

Interactive Motion Technologies Inc.

By:	/s/ Jules M. Fried	/s/ Neville Hogan
Name:	Jules M. Fried	Neville Hogan
Title:	CEO